LORD ABBETT SECURITIES TRUST
Lord Abbett International Equity Fund

Supplement dated December 20, 2017 to the
Summary Prospectus dated March 1, 2017, as supplemented

This supplement updates certain information contained in Lord Abbett International Equity Fund’s (the “Fund”) summary prospectus. Please review this important information carefully. This supplement should be read in conjunction with and, except with respect to the Fund’s definition of a large company, does not supersede the summary prospectus supplement dated September 22, 2017.

On December 5, 2017, the Board of Trustees of Lord Abbett Securities Trust approved, effective on or about March 1, 2018, the following changes:

The first paragraph under the section titled “Principal Investment Strategies” will be replaced in its entirety with the following:

To pursue its objective, the Fund invests a majority of its assets in a diversified portfolio of equity securities of large foreign companies that the portfolio managers believe are undervalued. Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

The first bullet in the second paragraph under the section titled “Principal Investment Strategies” will be replaced in its entirety with the following:

•	Equity securities of large, mid-sized, and small companies. The Fund may invest in any security that represents equity ownership in a company. Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar economic characteristics. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above. The Fund currently defines a large company as a company included among the largest 80% of companies in terms of market capitalization at the time of investment in the MSCI ACWI ex USA® Index, although this definition may change. The Fund may invest in companies of any market capitalization.

The following bullet will be added to the section titled “Principal Risks”:

•	Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and small companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, mid-sized and small company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. Mid-sized and small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

Please retain this document for your future reference.

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